QKL Stores Inc.

A Leading Regional Supermarket Chain Northeast China

October 2008

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, and suppliers, access to capital, difficulties in opening new stores and marketing merchandises and house brand products, and other factors. Accordingly, although the company believes that expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The company has no obligation to update the forward-looking information contained in this presentation

Company Overview

A Leading Regional Supermarket Chain in Northeast China

- 20 supermarkets, 1 department store, and 1 convenience store (as of 8/30/2008)
- QKL Stores sells a broad selection of merchandise, including fresh food, grocery, and non-food items
- Only member of Independent Grocers Association (IGA) in Northern China
- Founded in 1998, headquartered in Daqing, 1900 employees


庆客隆超级市场
庆客隆绥化店7月9日试营业

Highly Profitable and Fast Growing


($MM)
Revenue
Net Income
40%+ CAGR
6%+ net margin
200
150
100
50
0
53.7
3.4
74.9
5.0
93.1
5.8
143.0
9.4
2005A
2006A
2007A
2008P



Capital Market Snapshot

Listed on OTCBB:	QKLS
Price (9/30/2008):	$4.50
52 Week High / Low:	$6.75 / $0.90
Shares Outstanding (Treasury)	32 million
Market Capitalization:	$143 million
Last Twelve Month EPS (Treasury):	$0.22
2008 EPS Estimate (Treasury):	$0.30

Market Opportunity

- **Retailing is one of the fastest expanding non-industrial sectors in China**
  - China's urbanization process and rapidly growing middle-class population offers unprecedented growth opportunity for modern retail
  - Retail sales stood at 5.1 trillion yuan ($750Bn) nationwide, up 21.4%[1]
  - 3.48 trillion yuan ($512Bn) in urban areas, up 22.1%, and 1.62 trillion yuan ($328Bn) in rural areas, up 20.0 percent[1]

- **Rapidly growing yet highly fragmented market offers significant growth opportunity for regional players**
  - The chain store association reports that sales by the top 100 retail groups account for only 10 per cent of total sales

- **Uneven geographic development of modern retail, Northern China attractive market**
  - 130 million people[2], rapid growing regional economy
  - 100-200 small and medium cities[3], transitioning from farmer's market to modern supermarkets, very limited presence of large domestic and foreign chains
  - Many of these cities are resource-rich (oil, coal, precious metal) and has substantial spending power

(1) Source: China's GDP Up 10.4 Percent In First Half Year (07/17/08) (http://www.china-embassy.org/eng/jjmy/t457715.htm).
(2) Population (2004): Heilongjiang Province 38 million, Jilin Province 27 million, Liaoning Province 42 million, Inner Mongolia 24 million (http://en.wikipedia.org/).
(3) We consider a city wit 100,000 people a small city, and one with 300,000 people a medium-sized city.

From Farmer's Market to Modern Retail




庆客隆社区店

QKL is positioned take advantage of the modernization process in Northeast China and become a dominant regional player

Investment Highlight

- Largest non-state owned supermarket chain in Northeastern China
- Fast growing and highly profitable
- Niche-market positioning, track record of success
- Highly experienced management team
- Consumer stables less susceptible to economic turbulence

Our Supermarkets (I)

- 20 supermarkets known for delicious and high quality fresh foods at every day low price
- Strong brand and image. “To Be Your Neighbor and To Serve the Community” provides communities with funds and services.
- Average size: 26,042 square feet
- Average sales per square foot: $184 (FY07 per year)
- Average sales per store: $4,789,537 (FY07 per year)
- Average capital expenditure per store: $793,850
- Average inventory: $592,143
- Average store income: $269,163
- Store revenue mix: fresh food 50%, grocery 30%, other non-food items: 20%(1)
- Store cost mix: merchandise 90%, lease: <1%, other: 10%







(1) Fresh food includes: fresh and cooked meat, bakery, fresh noodles and pastas, dairy, produce, and packaged dumplings; Grocery includes: prepared or packaged foods; bulk grains; bottled beverages; cigarettes; cleaning products; and cosmetics; other non-food items include: clothing and shoes, books and stationary, home furnishings, small electronics, office suppliers, and sporting goods.

Our Supermarkets (II)


庆客隆超级市场
QINGKELONG SUPERMARKET
庆客隆绥化店7月9日试营业 7月12
与您为邻 服务社区
2.70
2.70

Our Supermarkets Are Highly Profitable

Domestic Retailers	Merchandise Margin	EBIT Margin	Net Margin
Wuhan Zhongbai	14.25%	2.76%	1.88%
Beijing Hualian	11.31%	4.31%	3.05%
Lianhua	12.99%	1.40%	1.48%
QKL (2007)	**20.29%**	**9.69%**	**6.26%**
QKL (1H08)	**22.93%**	**10.23%**	**7.42%**
Foreign Retailers			
Walmart	24.24%	6.00%	3.49%
Carrefour	22.75%	4.18%	2.23%
Metro	21.20%	3.19%	1.28%

Note: Competitor data as of 2007. Please note that QKL's direct local competitors are private companies and do not publicly report financial results

Supermarket Categories

Supermarket Categories as a % of Total Sales

	FY07	1Q 08	2Q 08
Grocery	27%	34%	31%
Fresh Food	57%	52%	51%
Non-Food	16%	14%	18%





Grocery

- Prepared or packaged foods
- Bulk grains
- Bottled beverages
- Cigarettes
- Local Specified Food
- Leisure Food

	FY07	1Q08	2Q08
Revenue (US$M)	$24.8	$10.9	$7.6
Gross Profit (US$M)	$3.6	$2.0	$1.3
Gross Margin	14.5%	18.7%	17.3%





Fresh Food

- Fresh and cooked meat
- Bakery
- Fresh noodles and pastas
- Dairy
- Produce
- Packaged dumplings

	FY07	1Q08	2Q08
Revenue (US$M)	$51.3	$16.8	$12.4
Gross Profit (US$M)	$8.9	$3.0	$2.2
Gross Margin	17.4%	18.1%	17.8%







Non-Food Items

- Clothing and shoes
- Books and stationery
- Home furnishings
- Small electronics
- Cleaning Products
- Cosmetics

	FY07	1Q08	2Q08
Revenue (US$M)	$14.3	$4.6	$4.5
Gross Profit (US$M)	$2.6	$1.0	$1.0
Gross Margin	17.9%	21.3%	20.2%







Operating Philosophy

- **Emphasis on fresh produce and self-prepared food which has higher profit margins**
  - **Self prepared food includes breads, buns, dumplings, and cooked meats such as fried chicken and roast chicken**
- **Increase offerings and sales of private label items**
  - **Higher profit margins**
- **Aggressive push to acquire merchandise directly from manufacturers**
  - **Competitive advantage over local supermarket retailers**
  - **Reduces supply costs, increases quality**
- **Leverage IGA's purchasing power**





Private Label Initiative

- Currently 75 products, primarily cleaning and paper goods
- Operating margins from private-label products are typically 20-30%, compared to 12-13% for other grocery items
- Our goal is to bring our direct-from-manufacturer, self-prepared, private-label and IGA-related business segments – all of which are higher margin segments – up to 20% of our total sales from approximately 3% today



自有品牌

Locations & Expansion Plan


Heihe
Qiqihar
Suihua
Taikang
Daqing
Zhaodong
Harbin
Zhaoyuan
Jiamusi
Qitaihe
Mudanjiang
Suifenghe
Songyuan
Changchun
Jilin
Siping
Liaoyuan
Yanji
Tieling
Baishan
Tonghua
Shenyang
Fushun
Panjin
Jinzhou
Benxi
Anshan
Yingkou
Map Key

- Existing Stores:
  - 20 supermarkets, 1 department store, and 1 convenience store (~667,000 square feet)
  - Stores currently concentrated around Daqing (population 2.6 million), the "oil capital" of China
  - Entered 6 additional markets in Heilongjiang Province (population 38 million)
- Growth Strategy
  - Develop an additional 600,000 to 650,000 square feet of store space by the end of 2008
  - This equates to approximately 8-9 new stores with average size of ~70,000 square feet
  - Open an additional 15 to 20 stores in 2009

Our strategy is to focus on Northeast China, dominate small and medium-sized cities and match the competitors' stores in big cities

Store Growth

Number of Stores

	FY05	FY06	FY07	1Q08	2Q08	3Q08E	4Q08E
Beginning of Period	11	13	20	20	21	22	23
Opened / Acquired	2	7	0	1	1	1	8
Closed	0	0	0	0	0	0	0
End of Period	13	20	20	21	22	23	31
% Change	18%	54%	-	5%	5%	5%	35%

Case Studies: New Store Opening 2008

Location: Suihua
(110 km from Harbin)

- Average Size: 20,261 square feet
- Average Sales Per Square Foot: (first month): $31.67
- Average Sales Per Store (first month): $641,749
- Annual sales expected: $6 Million
- Store costs (first month): Merchandise: $521,742, Lease: $10,100, other: $49,694

Based on our recent experience, we estimate pre-opening costs for new stores in 2008 to be:

- **approximately $30 per square foot[(1)],**
- **with a preparation period of between 45 and 77 days from the time we take possession of the premises until the opening**

(1) 2200 RMB per square meter or $30 per sq ft includes pre-opening expense (e.g., house decoration) and fix assets (e.g., shelves, refrigerators), and does not include merchandise cost since we usually get merchandise from suppliers on base of credit, neither does it include lease cost.

Same Store Sales Performance


Same Store Sales For Stores That Have
Been Open For At Least 12 Months
(%)
25
20
15
10
5
0
-5
-10
-15
11.88
(7.57)
8.74
7.72
4.64
16.20
20.96
1Q07
2Q07
3Q07
4Q07
2007
1Q08
2Q08

Our Department Store


AUPRES

- Size: 95,826 square feet
- Average annual sales 1.5% of total revenue
- Sales FY07:$1.4M
- Net Profit FY07:$668K
- Sales 1H08:$810K
- Net Profit 1H08:$427K
- Business Model
  - One-stop shopping center (clothing, accessories, cosmetics, small electronics, jewelry, books, home furnishings; also includes a movie theater & beauty salon)
  - Sublease and Concession: selling space occupied by retail partners who sublet their space or pay concession fees to QKL for use
  - Occupies 3 above-ground floors with QKL supermarket occupying the ground floor

Supply Chain Management

- QKL uses preferred supplier systems to control quality and price
  - 800 suppliers
  - 12,000 to 15,000 SKU's
  - Top 10 suppliers represent 8% of overall products (8% of total revenues)
  - Typically have 2+ suppliers for each product, including special brands and international items
  - We choose among competing suppliers on the basis of price and the strategic needs of our business
  - Even for special brands, including western products, we have several distributors from whom we can order
- Distribution
  - Supplier truck deliveries grocery and non-food items delivered to our distribution centers
  - Fresh food items direct to stores
  - We use our own trucks to deliver from our distribution centers to our stores. Delivery schedule determined by our electronic information, inventory and logistics system




满意

Three Levels of Purchasing


Store
DaQing Regional purchasing
Store
Store
Store
Jixi Regional purchasing
Store
Store
Distribution Centers
Store
JiLin Regional purchasing
Store
Store
Store
HaiLaEr Regional purchasing
Store
Store
Local purchasing by store
Grocery-Fresh-Nonfood

Competitive Advantage

Versus Domestic Competitors

- High quality products at lower cost, the breadth of products we carry, and deep knowledge of our customers
- Strong relationships with our suppliers, especially meat and other fresh food items
- Effective marketing and advertising programs
- Superior information management system, inventory management, and employee training
- First retailer in Northeast China to become a licensee of IGA
- Quality customer service

Versus International Competitors

- Familiarity with local Chinese culture and understanding of consumer behavior and purchasing power
  - identify and adopt consumer needs more effectively (e.g., importance of fresh meats)
- Strong relationships with suppliers & local government relationships (both of which are crucial for store location selection and infrastructure availability)
- Tastier, higher quality fresh and prepared foods
- We have 4 times the sales per square foot as the Wal-Mart in the city of Daqing, which is across the street from our department store

Experienced Management

Mr. Zhuangyi Wang (Chairman & CEO)

- Founder and Chairman, CEO since inception in 1998
- Received his bachelors degree from Heilongjiang Radio & TV University

Mr. Alan D. Stewart (COO)

- Appointed COO in August 2008
- 37 years of retail experience in the U.S.
  - President of American Stores
- 11 years of international retail experience (Saudi Arabia, Singapore, Indonesia)
- Attended Mt. San Antonio College in 1963, the Advanced Management Program at Harvard Business School in 1986, and the Restaurant Executive Program of Cornell University in 1998

Mr. Rhett Xudong Wang (CFO)

- Appointed CFO in May 2007
- 8 years of financial experience in international active companies
- Received his masters degree in business administration from the University of Hamburg in Germany

Fast Growing & Highly Profitable

($MM)	2005	2006	2007	1H07	1H08
Revenue	53.7	74.9	93.1	45.4	60.5
Net Income	3.4	5.0	5.8	3.2	4.4
Revenue Growth	17.8%	39.4%	24.3%	30.4%	34.1%
Gross Margin	18.5%	19.0%	20.1%	22.3%	21.0%
Net Margin	6.3%	6.7%	6.2%	7.0%	7.3%

Sustainable High Levels of Profitability



(%)
25
20
15
10
5
0
17.4
7.1
4.1
18.5
9.5
6.3
19.0
10.1
6.7
20.1
9.2
6.2
22.3
13.2
7.0
21.0
7.9
7.3
2004
2005
2006
2007
1H07
1H08
Gross Margin
Operating Margin
Net Margin

Strong Balance Sheet & Cash Flow

($MM)	2005	2006	2007	1H08
Cash & Equivalents	3.6	4.1	10.7	29.9
Total Current Assets	12.1	14.2	24.1	44.7
Total Assets	16.2	24.2	34.6	55.7
Total Current Liabilities	9.2	13.2	14.8	18.7
Shareholder Equity	7.0	11.0	17.8	37.0
Cash from Operating Activities	2.8	7.4	5.4	8.4

Comparable Companies: Trading

Company Name	TTM Revenue ($mm)	Market Value[2] ($mm)	Enterprise Value ($mm)	EV/Revenue[1] 2006 (x)	EV/Revenue[1] 2007 (x)	EV/Revenue[1] 2008 (x)	EV / EBITDA[1] 2006 (x)	EV / EBITDA[1] 2007 (x)	EV / EBITDA[1] 2008 (x)	P/E[1] 2006 (x)	P/E[1] 2007 (x)	P/E[1] 2008 (x)	Revenue CAGR 2006-2008 (%)
Chinese Companies													
Wuhan Zhongbai Group Co., Ltd.	1,144	800	829	0.8	1.1	0.7	15.2	19.4	16.2	20.6	41.7	28.5	30.9%
Beijing Hualian Hypermarket Co., Ltd.	1,179	646	379	1.3	1.7	0.3	18.3	24.8	5.6	39.4	55.6	19.0	18.9%
Beijing Jingkelong Co. Ltd.	939	187	323	0.6	0.6	na	8.9	9.0	na	17.2	18.0	9.1	na
Wumart Stores Inc.	1,154	1,007	975	1.5	1.0	0.7	18.6	12.9	10.0	17.6	15.9	16.5	33.8%
Lianhua Supermarket Holdings Co. Ltd.	2,901	880	173	0.2	0.1	0.1	4.7	1.3	1.3	16.7	17.6	17.7	14.1%
Times Ltd	556	321	296	na	0.8	na	na	11.6	na	na	23.4	12.2	na
			Mean	0.9	0.9	0.4	13.1	13.2	8.3	22.3	28.7	17.2	24.4%
			Median	0.8	0.9	0.5	15.2	12.3	7.8	17.6	20.7	17.1	24.9%
U.S. and European Companies													
Arden Group Inc.	481	477	389	0.7	0.8	na	7.3	7.4	na	12.2	15.6	na	na
Carrefour SA	118,697	31,851	43,537	0.5	0.6	0.4	8.2	9.0	5.7	17.2	19.9	11.4	6.2%
Kroger Co.	74,530	18,126	25,548	0.3	0.4	0.4	6.2	7.1	7.0	10.1	14.0	16.3	7.7%
Safeway Inc.	43,260	10,374	15,899	0.4	0.5	0.4	8.0	8.9	5.2	16.6	16.8	10.2	5.5%
Tesco Corporation	494	612	677	1.8	2.3	1.3	8.5	14.2	6.0	18.6	25.8	12.4	18.3%
Village Super Market Inc.	1,099	292	291	0.2	0.3	na	4.0	5.5	na	9.8	14.3	na	na
Whole Foods Market Inc.	7,908	2,647	3,463	1.4	1.1	0.4	16.2	15.3	5.9	56.5	46.6	19.1	19.4%
			Mean	0.8	0.9	0.6	8.3	9.6	5.9	20.1	21.9	13.9	11.4%
			Median	0.5	0.6	0.4	8.0	8.9	5.9	16.6	16.8	12.4	7.7%
QKL Stores Inc.	**108**	**115**	**66**			**0.5**						**15.3**[3]	**38.2%**

Notes:

1 Source: First Call Consensus

2 Market value is based on common shares outstanding as of 10/03/08

3 QKLS 2008 P/E is based on 32 million shares outstanding (treasury @ $4.50/share as of 10/03/08 closing price).

Comparable Companies: Operations

Company Name	Operating Margin[1] 2007 (%)	Operating Margin[1] 2008 (%)	Operating Margin[1] 2009 (%)	EBITDA Margin[1] 2007 (%)	EBITDA Margin[1] 2008 (%)	EBITDA Margin[1] 2009 (%)	Net Margin[1] 2007 (%)	Net Margin[1] 2008 (%)	Net Margin[1] 2009 (%)
Chinese Companies									
Wuhan Zhongbai Group Co., Ltd.	2.3%	2.7%	3.0%	4.6%	4.0%	4.4%	1.9%	2.3%	2.6%
Beijing Hualian Hypermarket Co., Ltd.	4.3%	4.4%	4.3%	5.7%	5.6%	5.5%	2.9%	3.0%	2.9%
Beijing Jingkelong Co. Ltd.	5.2%	na	na	2.4%	na	na	2.4%	na	na
Wumart Stores Inc.	6.3%	5.7%	6.0%	6.5%	7.2%	7.1%	4.5%	4.9%	4.6%
Lianhua Supermarket Holdings Co. Ltd.	2.5%	2.1%	2.1%	2.8%	4.3%	4.3%	1.6%	1.7%	1.7%
Times Ltd	4.5%	na	na	1.0%	na	na	2.5%	na	na
Mean	4.2%	3.7%	3.8%	3.8%	5.3%	5.3%	2.6%	3.0%	3.0%
Median	4.4%	3.6%	3.6%	3.7%	4.9%	4.9%	2.4%	2.6%	2.8%
U.S. and European Companies									
Arden Group Inc.	9.3%	na	na	10.7%	na	na	6.0%	na	na
Carrefour SA	3.9%	4.0%	3.9%	5.7%	6.2%	6.2%	2.2%	2.2%	2.2%
Kroger Co.	3.4%	3.3%	3.2%	5.4%	5.2%	5.2%	1.7%	1.7%	1.6%
Safeway Inc.	4.2%	4.4%	4.3%	6.8%	6.9%	7.0%	2.1%	2.2%	2.3%
Tesco Corporation	10.5%	15.0%	18.4%	16.6%	21.0%	24.0%	5.6%	10.3%	12.3%
Village Super Market Inc.	3.3%	na	na	4.5%	na	na	2.0%	na	na
Whole Foods Market Inc.	4.5%	3.2%	3.5%	7.7%	7.3%	na	2.8%	1.7%	1.8%
Mean	5.8%	6.6%	7.4%	8.3%	9.8%	10.6%	3.3%	4.1%	4.6%
Median	4.0%	4.2%	4.1%	6.3%	6.6%	6.6%	2.1%	2.2%	2.2%
QKL Stores Inc.	9.2%			11.2%			6.2%		

Notes:

1 Source: First Call Consensus

Investment Highlight

- Largest non-state owned supermarket chain in Northeastern China
- Fast growing and highly profitable
- Niche-market positioning, track record of success
- Highly experienced management team
- Consumer stables less susceptible to economic turbulence